UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Flagler Village Property

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 24, 2015 by Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”), on December 18, 2015, the Company, through a wholly-owned subsidiary of our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), made an initial investment to acquire an 89.5% common equity interest in BR Flagler JV Member, LLC, a Delaware limited liability company (“BR Flagler JV Member”). BR Flagler JV Member is a joint venture entity that owns a majority interest in BR ArchCo Flagler Village JV, LLC, a Delaware limited liability company (the “Flagler Village JV”), which owns, through wholly-owned subsidiaries, a 100% interest in an assemblage of land totaling 3.7 acres for development of a 6-story, 385-unit urban, wrap-style apartment project in the Flagler Village neighborhood of Fort Lauderdale, Florida (the “Flagler Property”). The remaining 10.5% common equity interest in BR Flagler JV Member was owned by Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company and an affiliate of the Company’s former external manager (“Fund II”).

On December 29, 2017, 89.0% of the Company’s common equity interest in BR Flagler JV Member was redeemed in exchange for a mezzanine loan by the Company to BR Flagler JV Member in the original principal amount of approximately $53.6 million (the “Flagler Loan”), inclusive of approximately $27.3 million of incremental funding. Also on December 29, 2017, Fund II made an additional common equity investment in BR Flagler JV Member in the amount of approximately $2.8 million, and Bluerock Special Opportunity + Income Fund III, LLC, a Delaware limited liability company and an affiliate of the Company’s former external manager (“Fund III”), made a common equity investment in BR Flagler JV Member in the amount of approximately $409,000. As a result of these transactions, the Company now owns an indirect 0.5% common equity interest in BR Flagler JV Member, Fund II owns a 93.03% common equity interest in BR Flagler JV Member, and Fund III owns a 6.47% common equity interest in BR Flagler JV Member. The Company (through a wholly-owned subsidiary of our Operating Partnership), Fund II, and Fund III have entered into an amended and restated joint venture operating agreement for BR Flagler JV Member reflecting the structure described above and otherwise containing terms, conditions, and indemnities that are customary and standard for joint ventures in the real estate industry.

The Flagler Loan was made pursuant to a Loan and Security Agreement and a Secured Promissory Note, and is secured by a pledge of BR Flagler JV Member’s membership interest in the Flagler Village JV pursuant to a Control Agreement (the Secured Promissory Note, Loan and Security Agreement, and Control Agreement, collectively, the “Flagler Loan Documents”). The Flagler Loan has a five-year term and requires payment of interest on a current basis at the rate of fifteen percent (15%) per annum.  Included in the amount of the Flagler Loan is an approximately three-year interest reserve. In addition, BR Flagler JV Member granted to the Company a right of first offer to purchase the Flagler Property or BR Flagler JV Member’s membership interests in the Flagler Village JV. Pursuant to the Loan and Security Agreement, at any time until the earlier of (a) the closing of construction financing for the development of the Flagler Property, or (b) March 31, 2018, BR Flagler JV Member has the right to cause the Company to convert its rights under the Flagler Loan Documents into an approximately 89.5% common membership interest in BR Flagler JV Member.

Crescent Perimeter Property

On December 12, 2016, the Company, through a wholly-owned subsidiary of our Operating Partnership, made an initial investment to acquire a 99.9% common equity interest in BR Perimeter JV Member, LLC, a Delaware limited liability company (“BR Perimeter JV Member”). BR Perimeter JV Member is a joint venture entity that owns a majority interest in BR Crescent Perimeter Venture JV, LLC, a Delaware limited liability company (the “Crescent JV”), which is the sole member of BR Crescent Perimeter, LLC (“BR Crescent”), which owns, through a wholly-owned subsidiary, a 100% interest in a tract of real property located in Atlanta, Georgia for the development of a 320-unit, Class A apartment community to be known as Crescent Perimeter (the “Crescent Perimeter Property”). The remaining 0.1% common equity interest in BR Perimeter JV Member was owned by Fund III.

On December 29, 2017, 99.4% of the Company’s common equity interest in BR Perimeter JV Member was redeemed in exchange for a mezzanine loan by the Company to BR Perimeter JV Member in the original principal amount of approximately $20.6 million (the “Crescent Perimeter Loan”), inclusive of approximately $5.3 million of incremental funding. Also on December 29, 2017, Fund III made an additional common equity investment in BR Perimeter JV Member in the amount of approximately $2.4 million. As a result of these transactions, the Company now owns an indirect 0.5% common equity interest in BR Perimeter JV Member, and Fund III owns a 99.5% common equity interest in BR Perimeter JV Member. The Company (through a wholly-owned subsidiary of our Operating Partnership) and Fund III have entered into an amended and restated joint venture operating agreement for BR Perimeter JV Member reflecting the structure described above and otherwise containing terms, conditions, and indemnities that are customary and standard for joint ventures in the real estate industry.

The Crescent Perimeter Loan was made pursuant to a Loan and Security Agreement and a Secured Promissory Note, and is secured by a pledge of BR Perimeter JV Member’s membership interest in the Crescent JV pursuant to a Control Agreement. The Crescent Perimeter Loan has a four-year term and requires payment of interest on a current basis at the rate of fifteen percent (15%) per annum.  Included in the amount of the Crescent Perimeter Loan is an approximately 2.5-year interest reserve.

Vickers Village Property

On December 20, 2016, the Company, through a wholly-owned subsidiary of our Operating Partnership, made an initial investment to acquire a 99.9% common equity interest in BR Vickers Roswell JV Member, LLC, a Delaware limited liability company (“BR Vickers Roswell JV Member”). BR Vickers Roswell JV Member is a joint venture entity that owns a majority interest in BR Vickers Roswell JV, LLC, a Delaware limited liability company (the “Vickers JV”), which is the sole member of BR Vickers Roswell, LLC (“BR Vickers”), which owns, through a wholly-owned subsidiary, a 100% interest in a tract of real property located in the Roswell submarket of Atlanta, Georgia for the development of a 79-unit, Class A apartment community to be known as Vickers Village (the “Vickers Village Property”). The remaining 0.1% common equity interest in BR Vickers Roswell JV Member was owned by Fund III.

On December 29, 2017, 99.4% of the Company’s common equity interest in BR Vickers Roswell JV Member was redeemed in exchange for a mezzanine loan by the Company to BR Vickers Roswell JV Member in the original principal amount of approximately $9.8 million (the “Vickers Loan”), inclusive of approximately $1.1 million of incremental funding. Also on December 29, 2017, Fund III made an additional common equity investment in BR Vickers Roswell JV Member in the amount of approximately $1.1 million. As a result of these transactions, the Company now owns an indirect 0.5% common equity interest in BR Vickers Roswell JV Member, and Fund III owns a 99.5% common equity interest in BR Vickers Roswell JV Member. The Company (through a wholly-owned subsidiary of our Operating Partnership) and Fund III have entered into an amended and restated joint venture operating agreement for BR Vickers Roswell JV Member reflecting the structure described above and otherwise containing terms, conditions, and indemnities that are customary and standard for joint ventures in the real estate industry.

The Vickers Loan was made pursuant to a Loan and Security Agreement and a Secured Promissory Note, and is secured by a pledge of BR Vickers Roswell JV Member’s membership interest in the Vickers JV pursuant to a Control Agreement. The Vickers Loan has a three-year term and requires payment of interest on a current basis at the rate of fifteen percent (15%) per annum.  Included in the amount of the Vickers Loan is an approximately 1.5-year interest reserve.

ITEM 8.01	OTHER EVENTS

The information included in Exhibit 99.1 (the “Tax Exhibit”) to this Current Report on Form 8-K provides a summary of additional material federal income tax considerations relevant to an investment in securities of the Company. The information in the Tax Exhibit amends in part the discussion under the heading “Material Federal Income Tax Considerations” contained in or incorporated by reference into any registration statement and any accompanying prospectuses, and the discussion under the heading “Additional Material Federal Income Tax Considerations” contained in any prospectus supplement, filed by the Company under the Securities Act of 1933, as amended, prior to the date of this Current Report on Form 8-K, and the Tax Exhibit shall be deemed incorporated by reference into each such registration statement, accompanying prospectus and prospectus supplement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Description

99.1	Additional Material Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: January 5, 2018	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Additional Material Federal Income Tax Considerations